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                                                                   EXHIBIT 10.56


                             CONFIDENTIAL TREATMENT

                         CONTRACT OF MONITORING SERVICES

                                   AMENDMENT 1



                                     Between



                           CUBIST PHARMACEUTICALS, INC



                     Duly represented by Michael F. de Bruin



                     (Hereinafter referred to as "SPONSOR")



                                       And



                          CLINDEV (PROPRIETARY) LIMITED



                       Duly represented by MRS. A. LESSING



                     (Hereinafter referred to as "Clindev")



*Confidential treatment requested: Material has been omitted and filed with the Commission.

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                                      -2-


Upon mutual agreement of the parties the following sections of the contract are amended as follows:




*Confidential treatment requested: Material has been omitted and filed with the Commission.

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                                      -3-


SECTION 4. PAGE 3

PAYMENT FOR SERVICES

4.1 SPONSOR shall pay to Clindev $[ ]* (the "Contract Price") for the services rendered under the Agreement in accordance with the payment schedule set forth in section 4.2.

         For the purposes of the Agreement, the contract value is based on the inclusion of [ ]* patients ($[ ]* per completed patient) and includes all activities from the first review of the Protocol till the Study is finally closed out and all correction log forms have been processed subject to section 3.



In witness whereof, the parties have caused this Amendment to the Agreement to be executed by the respective duly authorized officers as of the dates set forth below.

Thus done and signed at: CPI on this the 21st Day of June, 2000.

For: the SPONSOR

By:  /s/ MICHAEL F. DEBRUIN
     ----------------------

Name:  Michael F. DeBruin

Title: Vice President, Clinical Research

WITNESS:

1.       By:  /s/ EDWARD S. CAMPANARO
              -----------------------

         Name:  Edward S. Campanaro

         Title:  Director, Clinical Operations

*Confidential treatment requested: Material has been omitted and filed with the Commission.

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                                      -4-


2.       By:  /s/ TANIA ASSAYLEEN
              -------------------

         Name: Tania Assayleen

         Title: Clinical Trial Manager

Thus done and signed at Lynnwood, Pretoria, on this the

22nd Day of June 2000.

For:  Clindev (Pty) Ltd

         By:  /s/ ANITA LESSING
              -----------------

         Name:  Anita Lessing

         Title: Director

WITNESS:

1.       By:  /s/ SONIA SUTHERLAND
              --------------------

         Name:  Sonia Sutherland

         Title: Research Associate


2.       By: /s/ C.S. NASH
             -------------

         Name:  C.S. Nash

         Title: Clinical Research Associate

*Confidential treatment requested: Material has been omitted and filed with the Commission.